Exhibit 99.2

Pareteum Provides Business Update in Open Letter to Shareholders

NEW YORK, NY – November 10, 2020 – Pareteum Corporation (Nasdaq: TEUM), a global cloud communications platform company, today issued an open letter to shareholders.

Dear Shareholders,

Earlier today we issued a press release announcing the delisting of Pareteum’s common stock from Nasdaq due to the Company’s inability to file its delinquent Quarterly Report for the period ended September 30, 2019, its amended Annual Report for the year ended December 31, 2018, its Annual Report for the year ended December 31, 2019 or its Quarterly Reports for the periods ended March 31, 2020 and June 30, 2020 by the deadline set by Nasdaq. We understand and share the disappointment in this announcement and it is our firm intent to complete the restatements, and relist on Nasdaq or another national securities exchange at the earliest opportunity. For the time being, we expect our common stock to be quoted for trading on the OTC Pink Market.

We would also like to share with you more information and provide an update on recent progress we have made at the Company including business highlights, the completion of our internal investigation and resulting actions, an update on the schedule for the restatement process we announced in the fourth quarter of 2019, as well as plans for our listing status. We greatly appreciate your patience and understanding as we are working through this important process.

Restatement & Listing Update

Pareteum has been diligently working to complete its financial restatement for the full year ended December 31, 2018, the interim periods within fiscal year 2018 and the interim periods ended March 31, 2019 and June 30, 2019. The decision to restate these financial statements was based on the Company's previously announced conclusion that certain revenues recognized during 2018 and 2019 should not have been recorded during those periods.

We are proceeding as expeditiously, and thoroughly, as possible to complete the restatement and we expect to complete this process and file all restated financial information on or before December 31, 2020. The Company also plans to become current with respect to the filing of its financial results for the first three quarters of fiscal 2020 within a few weeks of filing our Annual Report on Form 10-K for the 2019 fiscal year.

Due to the comprehensive internal investigation which was conducted between January and July this year, and the increased level of review required to be performed by our auditors, Baker Tilly (formerly Squar Milner, LLP), the audit has taken longer than expected. The restatement is, however, nearing completion, and tremendous progress has been made, although it is imperative to allow sufficient time to ensure the completeness and integrity of our financial results. As we approach completion, the Company intends to provide additional periodic updates.

The Audit Committee, with its independent legal counsel and a separate, independent accounting firm, has completed its internal investigation in relation to the circumstances giving rise to the restatement. As a result of the investigation, the Company has instituted, and will continue to implement and evaluate, additional remedial measures and internal controls to ensure that we have the right processes, people and discipline in place. Pareteum's Board and management is committed to ensuring that we maintain the highest governance standards and is actively working to deliver long-term, sustainable, shareholder value. We are diligently working to return to a normal quarterly reporting cadence as soon as possible. We believe the processes we are implementing will significantly improve Pareteum's oversight, control functions and corporate governance, and help strengthen the business platform for sustainable growth.

As a further result of the ongoing restatement, Pareteum has implemented and plans to add additional expertise to senior level management and the Board of Directors, as well as continuing to invest in growth initiatives while remaining vigilant on optimizing our cost structure.

As stated in a separate press release today, the company’s securities are being delisted from Nasdaq due to the delinquent filings, effective November 12, 2020 The Company’s common stock is expected to trade on the OTC Pink Market. In view of the company’s desire to relist as quickly as possible on Nasdaq or another national securities exchange, the Company intends to maintain and continue to improve its current levels of financial and internal controls, to make relisting as smooth and efficient as possible.

Upon completion of the restatement, the Company plans to hold a shareholder meeting and apply for relisting on Nasdaq or another national securities exchange.

Business Update

We believe that the fundamentals of our business are strong and we are focused on executing on our product roadmap including the introduction of new features on our platform and helping our customers scale and deliver a combination of mobility, customer engagement, and messaging services. We continue to see strong interest in our offerings, and we are adding new partners and subscribers to the platform globally, while expanding our footprint within our existing customer base. The Company’s leadership remains focused on operationally and financially running the company and, more importantly, working diligently to drive our strategy forward and capitalize on the global growth opportunities.

A number of our recent customer and business updates follow.

We announced this summer our expanded partnership with Liberty Global, a multinational telecommunications company, to build a pan-European Voicemail platform. Leveraging the Pareteum Experience Cloud Voicemail solution, Liberty Global's new platform will be available to its entire European customer base. Our voicemail solution will provide Liberty Global with the flexibility and scalability to deliver their services and is the next step in our long-standing relationship.

Earlier this year, we extended and expanded our contract with Vodafone to provide it with increased operational control over certain legacy hardware assets, together with a long-term license to use our proprietary solutions in Spain, as well as ensuring that Pareteum remains the exclusive provider of the managed services needed to operate the platform through at least 2023. We believe that this is another strong example of how Pareteum enables communications leaders to deliver connectivity services under one platform on a global basis, and we look forward to continuing our relationship with Vodafone.

In September, we announced our partnership with Strattner Technologies to launch the Strattner Voice brand, a GSM cellular network complementing its satellite communications network Strattner.Space. Strattner will utilize Pareteum's Experience Cloud platform to enter the mobile communications market with the mission to reconnect Americans with their friends, family and business associates both in the US and across the world, in these pandemic times. This partnership demonstrates that the Pareteum Experience Cloud provides the flexibility and scalability to power a diverse range of services that will enable Strattner to enter the mobile communications market.

Also in September, we launched Pareteum SmartSIM, a multi-country, multi-network cellular data connectivity solution for IoT and mobile broadband use cases. SmartSIM is a single SIM solution that works across a global footprint for cellular data connectivity on 3G/4G/LTE-M and NB-IoT networks. The solution facilitates seamless inventory management and logistics and can be fully managed and controlled remotely with a setup that provides the best connectivity experience irrespective of where it is used globally.

We also continue to recruit talent at the executive level, while we remain focused on investing to improve our customers’ experience, position them for growth and enable them to meet their increasing competitive requirements for global connectivity and collaboration.

Enhancing the Board and Senior Leadership

We have substantially strengthened the Pareteum management team and Board, improved controls and coordination within the Company, and enhanced our governance. Since October 2019, we have made the following updates to our leadership team:

•	A splitting of the roles of Chair and CEO, with Bart Weijermars serving as Interim CEO and Mary Beth Vitale appointed Non-Executive Interim Chair of the Board.
•	Bart Weijermars was appointed Interim CEO and Laura W. Thomas was appointed Interim CFO.
•	The Board has established a new Business and Strategy Committee, chaired by Independent Director Luis Jimenez-Tuñon, to re-align the Company's strategic priorities for 2020 and beyond.
•	We are working with Heidrick & Struggles to identify executives to complement existing talent and enhance the executive leadership as Pareteum focuses on operational excellence.
•	Hired a Director of Internal Controls, reporting directly to the audit committee.
•	Pareteum added significant new resources to strengthen our finance team.

The leadership transition was a key step as we worked to complete the restatement process and improve the Company's financial and operational controls.

We believe the strengthened leadership team and Board of Directors has significantly improved Pareteum’s oversight and control functions enabling tighter day-to-day running of operations. We also believe that these changes have reinforced the Company’s foundation for value creation and have set the stage for future opportunities.

Balance Sheet & Financing

Over the past year we have successfully raised $20.4 million in additional capital and our cash position remains adequate. Additionally, we are in close communication with our senior lender.

Moving Forward

In summary, despite this week’s disappointing news, we have achieved many positive milestones including substantially restructuring our management team and board of directors, adding and activating new customers, continuing to build out the wider Pareteum team and implementing additional governance best practices oversight and control measures.

Our industry and competitive landscape are in the midst of a digital transformation, indeed a revolution. Cloud-based technologies are helping customers reimagine their commercial models in ways that will affect global demand for our offerings in the future. Our products today have significant traction in the market and we are seeing continued momentum, despite the unexpected impacts of the Covid-19 pandemic this year. Pareteum is making solid progress and operating efficiently and safely during difficult times brought on by the pandemic. We are laser-focused on continuing to grow and scale the business and are committed to upholding the highest standards throughout our operations.

We will continue work towards completing the restatement and implementing measures to improve day-to-day operations, create a stronger company and deliver long-term value for shareholders. We are well positioned to capture the large opportunity in this disruptive and growing global marketplace.

I would like to thank you for your continued support of Pareteum. Additionally, we would like to thank our employees, and their families, for their extraordinary contributions during what has been a challenging time for the company and in consideration of the pandemic. We will remain forthright and transparent and will continue updating you on the trends we observe and the progress of our business.

Stay safe and healthy.

Mary Beth Vitale	Bart Weijermars
Interim Chair of the Board	Interim Chief Executive Officer

About Pareteum Corporation

Pareteum is an experienced provider of Communications Platform as a Service solutions. Pareteum empowers enterprises, communications service providers, early stage innovators, developers, IoT, and telecommunications infrastructure providers with the freedom and control to create, deliver and scale innovative communications experiences. The Pareteum platform connects people and devices around the world using the secure, ubiquitous, and highly scalable solution to deliver data, voice, video, SMS/text messaging, media, and content enablement. For more information please visit: www.pareteum.com.

Forward Looking Statements

This letter includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. With the exception of historical matters, the matters discussed in this letter are forward-looking statements. We have based these forward-looking statements on our current expectations and projections about future events. Forward-looking statements are generally identified by words such as “believe,” “expect,” “anticipate,” “intend,” “estimate,” “plan,” “project,” “should,” “will,” “would” and other similar expressions. In addition, any statements that refer to expectations or other characterizations of future events or circumstances are forward-looking statements. The statements that contain these or similar words should be read carefully because these statements discuss our future expectations, contain projections of our future results of operations or of our financial position, or state other “forward-looking” information. However, our actual results may differ materially from those contained in, or implied by, these forward-looking statements. Factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to: risks and uncertainties associated with the integration of the assets and operations we have acquired and may acquire in the future; our possible inability to generate additional funds that will be necessary to expand our operations; our potential lack of revenue growth; the length of our sales cycle; risks from the quoting of our common stock on the over-the-counter markets; pending or investigations by the SEC and other lawsuits; the outbreak and impact of the novel coronavirus (COVID-19) on the global economy and our business; our potential inability to add new products and services that will be necessary to generate increased sales; our potential inability to develop and successfully market platforms or services or our inability to obtain adequate funding to implement or develop our business; our ability to successfully remediate the material weakness in our internal control over financial reporting within the time periods and in the manner currently anticipated; the effectiveness of our internal control over financial reporting, including the identification of additional control deficiencies; risks related to restrictions and covenants in our convertible debt facility that may adversely affect our business; our potential loss of key personnel and our ability to find qualified personnel; international, national regional and local economic political changes, political risks, and risks related to global tariffs and import/export regulations; fluctuations in foreign currency exchange rates; our potential inability to use and protect our intellectual property; risks related to our continued investment in research and development, product defects or software errors, or cybersecurity threats; general economic and market conditions; regulatory risks and the potential consequences of non-compliance with applicable laws and regulations; increases in operating expenses associated with the growth of our operations; risks related to our capital stock, including the potentially dilutive effect of issuing additional shares and the fact that shares eligible for future sale may adversely affect the market for our common stock; the possibility of telecommunications rate changes and technological changes; disruptions in our networks and infrastructure; the potential for increased competition and risks related to competing with major competitors who are larger than we are; our positioning in the marketplace as a smaller provider; risks resulting from the restatement of our financial statements for the years ended December 31, 2018 and the interim periods contained therein; and those risks listed in the sections of our most recently filed annual report entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations”. All forward-looking statements included in this letter are based on information available to us on the date of this letter. Except to the extent required by applicable laws or rules, we undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

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Pareteum Investor Relations Contacts:

Investor Relations +1 (646) 975-0400
Investor.relations@pareteum.com